Item 1.  Report to Shareholders

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the

New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2016	2015
Net assets applicable to Common Stock -
December 31	$1,022,534,692	$1,068,028,205
Net investment income	8,172,289	13,728,242
Net realized gain	91,570,557	34,130,660
Net decrease in unrealized appreciation	(15,321,337)	(76,268,833)
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)

Per Common Share-December 31
Net asset value	$37.56	$37.74
Market price	$31.18	$31.94
Discount from net asset value	-17.0%	-15.4%

Common Shares outstanding-Dec. 31	27,221,115	28,296,697
Market price range* (high-low)	$33.25-$26.88	$35.98-$30.46
Market volume-shares	15,584,306	16,381,264
*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
		Ordinary	Long-Term
Record Date	Payment Date	Income	Capital Gain	Total

Common Stock

Nov. 14, 2016	Dec. 30, 2016	$0.282605	$2.797395	$3.080000
Jan. 30, 2017	Feb. 10, 2017	—	0.200000	0.200000
Total from 2016 earnings		$0.282605	$2.997395	$3.280000

Nov. 16, 2015	Dec. 30, 2015	$0.340000	$0.810000	$1.150000
Feb. 1, 2016	Feb. 12, 2016	0.051500	0.048500	0.100000
Total from 2015 earnings		$0.391500	$0.858500	$1.250000

Preferred Stock

Mar. 7, 2016	Mar. 24, 2016	$.034185	$.337690	$.371875
Jun. 7 2016	Jun. 24, 2016	.034185	.337690	.371875
Sept. 7, 2016	Sept. 26, 2016	.034185	.337690	.371875
Dec. 7, 2016	Dec. 27, 2016	.034185	.337690	.371875
Total for 2016		$.136740	$1.350760	$1.487500

Mar. 9, 2015	Mar. 24, 2015	$.109946	$.261929	$.371875
Jun. 8 2015	Jun. 24, 2015	.109946	.261929	.371875
Sept. 7, 2015	Sept. 24, 2015	.109946	.261929	.371875
Dec. 7, 2015	Dec. 24, 2015	.109946	.261929	.371875
Total for 2015		$.439784	$1.047716	$1.487500

General American Investors Company, Inc.
100 Park Avenue, New York, NY 10017
(212) 916-8400 (800) 436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

General American Investors’ net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 9.7% for the year ended December 31, 2016. The U.S. stock market was up 12.0% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders increased by 7.6% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2016, it was 17.0%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

	Stockholder Return
Years	(Market Value)	NAV Return	S&P 500

3	3.7%	4.7%	8.9%
5	12.4	12.2	14.7
10	4.3	5.0	6.9
20	10.1	9.8	7.7
30	11.4	11.7	10.1
40	13.6	13.3	11.1
50	11.8	12.0	10.1

The sectors that contributed to our performance during the year relative to our benchmark included materials, technology, energy, financials, and consumer discretionary. Detractors from our relative performance included telecommunications, healthcare, and consumer staples. Our lack of holdings in utilities and real estate also detracted from total return performance.

Momentum in the U.S. economy improved during the second half of 2016. The inventory reduction that had restrained the economy for nearly 2 years appears to have run its course, oil prices have stabilized and rebounded modestly, employment data appear to be advancing further, with more conversions of part time to full time workers and wages have improved. U.S. consumer spending continues to grow at nearly 4% with surveys suggesting continued high consumer and business confidence. China remains a wildcard regarding its long term economic stability, but recent data confirm a rebound in growth, albeit funded in large part with debt. U.S. housing markets continue their advance thanks to rising household formations. The election results surprised many and were an elixir for domestic equity markets as prospects for pro-business policies of lower taxes, infrastructure spending and reduced regulation encouraged investors to imagine a significantly enhanced political and economic environment for U.S. equities. Though sentiment has changed, there remain obstacles for the economy and the markets overall.

The Federal Reserve is a potential constraint on markets with a determined path for interest rates that appears to be higher, which may limit the price to earnings multiple investors are willing to pay. The U.S. Dollar since the election has rallied significantly with associated potential negative consequences for earnings on foreign sales for U.S. businesses. And though policies of economic stimulation are anticipated, the specifics have not yet been detailed.

Election ambiguity in the U.S. may have ended, but it begins anew in the European Union as Germany, France, the Netherlands and, potentially Italy, are all slated for elections with rising candidates from politically populist and nationalist parties. The combination of these elections and the effects of the Brexit could exacerbate currency, bond, and stock market volatility and other economic ills which may reverberate to our markets and economy. In addition, much of the improvement in sentiment in the U.S. is based on the potential changes anticipated from the Republican controlled Congress and White House. Were significant deviations from expectations of regulation and tax relief to occur, it is possible that the markets would react swiftly and negatively.

On the whole, improvements in economic growth over the prior six months have proved to be more substantive than many expected. The earnings recession experienced by companies in the U.S. for the past two years appears to have ended with the third quarter’s earnings reports. As yet unreported, fourth quarter S&P 500 earnings are anticipated by Wall Street analysts to have increased more than 3%, year over year. For 2017, those same analysts are projecting mid to high single digit growth. Likewise, with political uncertainty in the European Union increasing this year, it would seem unlikely that its central bank would reduce the ongoing Quantitative Easing substantively. Thus, liquidity in markets should remain high, economic growth may accelerate and earnings increases appear to have the upper hand over multiple contraction to yield better equity performance especially for securities of companies with strong balance sheets, high cash flow yields and disciplined capital allocation. Despite the shorter term caveats and the potential for elevated volatility, we remain optimistic on the long term performance of equities.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericanin-vestors.com.

By Order of the Board of Directors,

Jeffrey W. Priest

President and Chief Executive Officer

January 19, 2017

     General American Investors, established in 1927, is one of the nation’s oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

     The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company’s investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

     Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 30-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012.

     As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company’s website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol “XGAMX.” Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron’s and The Wall Street Journal, Monday edition.

While shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies, they occasionally sell at a premium over NAV.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to NAV of at least 8%. To date, 24,325,088 shares have been repurchased.

     On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated “A1” by Moody’s Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25 per share. To date, 395,313 shares have been repurchased.

     The Company’s dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a “spill-over” distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2016 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1997-2016 is shown at the bottom of page 4.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

     The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the 12-month period ended June 30, 2016 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec. gov.

     The Company makes available direct registration for its Common Shareholders. Direct registration, an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalameri-caninvestors.com - click on Distributions & Reports, then Report Downloads.

     The Company collects non-public personal information about its direct stockholders with respect to their transactions in shares of the Company’s securities (those stockholders whose shares are registered directly in their names). This information includes the stockholder’s address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company’s securities in “street name” registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards to comply with federal standards to secure our stockholders’ information.

Total return on $10,000 in-
vestment for 20 years ended
December 31, 2016

The investment return for a Common Stockholder of General American Investors (GAM)
over the 20 years ended December 31, 2016 is shown in the table below and in the accompanying chart. The return based on GAM’s net asset value (NAV) per Common
Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1997.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assum-
ing reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the rein-
vestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

		GENERAL AMERICAN INVESTORS			STANDARD & POOR’S 500
	STOCKHOLDER RETURN		NET ASSET VALUE RETURN		RETURN
	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL
	INVESTMENT	RETURN	INVESTMENT	RETURN	INVESTMENT	RETURN
1997	$14,258	42.58%	$13,205	32.05%	$13,333	33.33%
1998	18,722	31.31	17,845	35.14	17,140	28.55
1999	26,065	39.22	24,341	36.40	20,732	20.96
2000	31,043	19.10	28,635	17.64	18,847	-9.09
2001	32,388	4.33	28,291	-1.20	16,607	-11.89
2002	23,575	-27.21	21,778	-23.02	12,930	-22.14
2003	29,943	27.01	27,746	27.40	16,623	28.56
2004	32,574	8.79	30,623	10.37	18,416	10.79
2005	38,242	17.40	35,584	16.20	19,306	4.83
2006	44,660	16.78	39,939	12.24	22,329	15.66
2007	48,554	8.72	43,138	8.01	23,537	5.41
2008	25,151	-48.20	24,580	-43.02	14,812	-37.07
2009	34,422	36.86	32,466	32.08	18,730	26.45
2010	40,012	16.24	37,436	15.31	21,550	15.06
2011	37,895	-5.29	36,362	-2.87	22,009	2.13
2012	45,387	19.77	42,656	17.31	25,528	15.99
2013	60,918	34.22	56,873	33.33	33,802	32.41
2014	66,596	9.32	60,547	6.46	38,430	13.69
2015	63,040	-5.34	59,603	-1.56	38,972	1.41
2016	67,824	7.59	65,372	9.68	43,640	11.98

This table shows dividends
and distributions on the
Company’s Common Stock
for the prior 20-year period.
Amounts shown are based
upon the year in which the
income was earned, not the
year paid. Spill-over pay-
ments made after year-end
are attributable to income
and gains earned in the
prior year.

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1997-2016) (UNAUDITED)

EARNINGS SOURCE				EARNINGS SOURCE
		SHORT-TERM	LONG-TERM			SHORT-TERM	LONG-TERM	RETURN OF
YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL
1997	$.210	—	$2.950	2007	$.706	$.009	$5.250	—
1998	.470	—	4.400	2008	.186	—	.254	—
1999	.420	$.620	4.050	2009	.103	.051	.186	$.010
2000	.480	1.550	6.160	2010	.081	.033	.316	—
2001	.370	.640	1.370	2011	.147	.011	.342	—
2002	.030	—	.330	2012	.215	.015	1.770	—
2003	.020	—	.590	2013	.184	—	1.916	—
2004	.217	—	.957	2014	.321	.254	2.925	—
2005	.547	.041	1.398	2015	.392	—	.858	—
2006	.334	—	2.666	2016	.283	—	2.997	—

The diversification of the
Company’s net assets
applicable to its Common
Stock by industry group as
of December 31, 2016 is
shown in the table.

PORTFOLIO DIVERSIFICATION (UNAUDITED)

	DECEMBER 31, 2016
			% COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS
Financials
Banks	$1,676	$18,772	1.8%
Diversified Financials	18,221	55,520	5.4
Insurance	43,648	165,150	16.2
	63,545	239,442	23.4
Information Technology
Semiconductors & Semiconductor Equipment	10,591	32,658	3.2
Software & Services	52,159	77,438	7.5
Technology Hardware & Equipment	42,907	76,573	7.5
	105,657	186,669	18.2
Consumer Staples
Food, Beverage & Tobacco	70,878	117,431	11.5
Food & Staples Retailing	23,645	42,591	4.1
	94,523	160,022	15.6
Consumer Discretionary
Automobiles & Components	16,175	15,333	1.5
Consumer Services	6,057	5,282	0.5
Media	19,154	20,028	2.0
Retailing	40,128	105,248	10.3
	81,514	145,891	14.3
Industrials
Capital Goods	48,563	61,957	6.1
Commercial & Professional Services	11,168	44,944	4.4
	59,731	106,901	10.5
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	55,507	102,783	10.1

Energy	44,618	77,802	7.6
Miscellaneous*	34,234	35,693	3.5
Materials	10,039	11,952	1.2
Telecommunication Services	14,740	10,670	1.0
	564,108	1,077,825	105.4
Short-Term Securities	141,106	141,106	13.8
Total Investments	$705,214	1,218,931	119.2
Other Assets and Liabilities - Net		(6,279)	(0.6)
Preferred Stock		(190,117)	(18.6)
Net Assets Applicable to Common Stock		$1,022,535	100.0%

* Securities which have been held for less than one year, not previously disclosed and not restricted.
(see notes to unaudited financial statements)

INCREASES:		NETSHARES TRANSACTED	SHARES HELD
NEW POSITIONS	Alphabet Inc.	23,000	23,000
	Amazon.com, Inc.	20,000	20,000
	eBay Inc.	285,000	580,000	(b)
	IMAX Corporation	105,300	349,496	(b)
	Regal Entertainment Group	53,900	439,500	(b)

ADDITIONS	CVS Health Corporation	55,000	197,280
	Danone	18,826	220,000
	Diageo plc ADR	27,464	209,864
	Gilead Sciences, Inc.	45,000	483,600
	Intra-Cellular Therapies, Inc.	55,000	284,942
	Liberty Interactive Corporation, Series A	29,534	339,199
	Universal Display Corporation	45,100	283,309

DECREASES:
ELIMINATIONS	Hertz Global Holdings, Inc.	104,012	----
	Keysight Technologies, Inc.	127,900	----
	Synchronoss Technologies, Inc.	378,034	----

REDUCTIONS	American Express Company	20,000	225,000
	Arch Capital Group Ltd.	115,000	495,000
	Ariad Pharmaceuticals, Inc.	43,300	714,100
	ASML Holding N.V.	15,000	185,850
	Cameco Corporation	672,000	800,819
	Celgene Corporation	25,000	165,000
	Cempra, Inc.	350,000	164,409
	Chipotle Mexican Grill, Inc.	7,000	14,000
	Ensco plc - Class A	210,000	440,000
	Halliburton Company	15,000	520,000
	Helix Energy Solutions Group, Inc.	8,841	1,721,159
	Huntsman Corporation	400,000	626,422
	Intel Corporation	65,000	325,500
	JPMorgan Chase & Co.	70,000	215,000
	M&T Bank Corporation	20,000	120,000
	Macy's, Inc.	133,700	241,326
	Merck & Co., Inc.	132,000	265,191
	MetLife, Inc.	20,000	380,000
	Nelnet, Inc.	100,000	400,000
	Paratek Pharmaceuticals, Inc.	277,076	263,176
	QUALCOMM Incorporated	50,000	341,200
	Repros Therapeutics Inc.	121,355	589,768
	Vodafone Group plc ADR	255,500	428,352
	Willis Towers Watson plc	95,300	147,998

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to financial statement)

The statement of
investments as of
December 31, 2016,
shown on pages 8 - 10
includes 59 security
issues. Listed here are the
ten largest holdings on
that date.

			% COMMON
	SHARES	VALUE	NET ASSETS

THE TJX COMPANIES, INC.	919,768	$69,102,170	6.8%
Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the
U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.

REPUBLIC SERVICES, INC.	787,800	44,943,990	4.4
Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.

ARCH CAPITAL GROUP LTD.	495,000	42,713,550	4.2
Arch Capital, a Bermuda-based insurer/reinsurer, generates
premiums of approximately $5 billion and has a high quality, well-reserved A+ rated balance sheet. This company has a strong management team that exercises prudent underwriting discipline, efficient expense control, and steady capital management resulting in above-average earnings and book value growth.

MICROSOFT CORPORATION	680,686	42,297,828	4.1
Microsoft is a leading global provider of software, services and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and
Xbox gaming console.

GILEAD SCIENCES, INC.	483,600	34,630,596	3.4
Gilead Sciences is a U.S. based biotechnology company that discovers, develops and commercializes therapeutics. Originally founded to focus predominantly on antiviral drugs to treat patients with HIV, Hepatitis B,
CMV, influenza and, most recently, Hepatitis C, the company has expanded its reach into cardiopulmonary medicine, oncology and other related areas.

NESTLÉ S.A.	450,000	32,297,603	3.2
Nestlé is a well-managed, global food company with a
favorably-positioned product portfolio and an excellent
AA rated balance sheet. High market share, solid volume growth, strong pricing power, expense control and steady capital management yield durable, above-average, long-term total return potential.

UNILEVER N.V.	704,378	28,984,436	2.8
Unilever N.V. is a well-managed, primarily emerging market-based, global consumer goods manufacturer focusing on personal care, home care, food and refreshment products and operates with a solid
A+ rated balance sheet. Advantaged geographies coupled with above average volume growth, pricing power and management execution generates above average long-term shareholder returns.

GENERAL ELECTRIC COMPANY	900,000	28,440,000	2.8
General Electric is a global industrial and technology company.
The company's diverse mix of infrastructure, transportation, energy and healthcare businesses, many with leading market positions, forms the foundation of management’s focus upon shareholder value via earnings growth, optimization of profitability, and returning capital through dividends and share repurchases.

HALLIBURTON COMPANY	520,000	28,126,800	2.7
Halliburton offers a broad suite of services and products to customers worldwide for the exploration, development and production of oil and gas. The company has the scale, product depth and technology to provide value-added customer service and produce an attractive long-
term return on invested capital and strong shareholder appreciation.

EVEREST RE GROUP, LTD.	125,000	27,050,000	2.6
Everest Re is one of the largest independent U.S. property and casualty reinsurers, generates annual premiums of approximately $5 billion, has a high quality investment portfolio, and a well-reserved A+
balance sheet. This Bermuda domiciled company has a strong
management team that exercises prudent underwriting discipline and efficient expense control, resulting in above-average earnings and book value growth.

		$378,586,973	37.0%

	SHARES	COMMON STOCKS		VALUE (NOTE 1a)

CONSUMER	AUTOMOBILES AND COMPONENTS (1.5%)
DISCRETIONARY	1,264,063	Ford Motor Company	(COST $16,174,723)	$15,333,084
(14.3%)
	CONSUMER SERVICES (0.5%)
	14,000	Chipotle Mexican Grill, Inc. (a)	(COST $6,056,957)	5,282,480

	MEDIA (2.0%)
	349,496	IMAX Corporation (a)		10,974,174
	439,500	Regal Entertainment Group		9,053,700
			(COST $19,154,133)	20,027,874
	RETAILING (10.3%)
	20,000	Amazon.com, Inc. (a)		14,997,400
	339,199	Liberty Interactive Corporation, Series A (a)		12,506,267
	241,326	Macy's, Inc.		8,641,884
	919,768	The TJX Companies, Inc.		69,102,170
			(COST $40,128,215)	105,247,721
			(COST $81,514,028)	145,891,159

CONSUMER STAPLES	FOOD, BEVERAGE AND TOBACCO (11.5%)
(15.6%)	220,000	Danone		13,932,688
	209,864	Diageo plc ADR		21,813,264
	450,000	Nestlé S.A.		32,297,603
	195,000	PepsiCo, Inc.		20,402,850
	704,378	Unilever N.V.		28,984,436
			(COST $70,877,764)	117,430,841
	FOOD AND STAPLES RETAILING (4.1%)
	168,781	Costco Wholesale Corporation		27,023,526
	197,280	CVS Health Corporation		15,567,365
			(COST $23,645,176)	42,590,891
			(COST $94,522,940)	160,021,732

ENERGY	113,000	Anadarko Petroleum Corporation		7,879,490
(7.3%)	160,900	Apache Corporation		10,212,323
	800,819	Cameco Corporation		8,384,575
	440,000	Ensco plc - Class A		4,276,800
	3,830,440	Gulf Coast Ultra Deep Royalty Trust (a)		555,414
	520,000	Halliburton Company		28,126,800
	1,721,159	Helix Energy Solutions Group, Inc. (a)		15,180,622
			(COST $43,436,744)	74,616,024

FINANCIALS	BANKS (1.8%)
(23.4%)	120,000	M&T Bank Corporation	(COST $1,676,067)	18,771,600

	DIVERSIFIED FINANCIALS (5.4%)
	225,000	American Express Company		16,668,000
	215,000	JPMorgan Chase & Co.		18,552,350
	400,000	Nelnet, Inc.		20,300,000
			(COST $18,221,288)	55,520,350
	INSURANCE (16.2%)
	158,877	Aon plc		17,719,552
	495,000	Arch Capital Group Ltd. (a)		42,713,550
	187,500	Axis Capital Holdings Limited		12,238,125
	110	Berkshire Hathaway Inc. Class A (a) (b)		26,853,310
	125,000	Everest Re Group, Ltd.		27,050,000
	380,000	MetLife, Inc.		20,478,200
	147,998	Willis Towers Watson plc		18,097,195
			(COST $43,647,656)	165,149,932
			(COST $63,545,011)	239,441,882

	SHARES	COMMON STOCKS (Continued)		VALUE (NOTE 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(10.1%)	714,100	Ariad Pharmaceuticals, Inc. (a)		$8,883,404
	165,000	Celgene Corporation (a)		19,098,750
	164,409	Cempra, Inc. (a)		460,345
	483,600	Gilead Sciences, Inc.		34,630,596
	284,942	Intra-Cellular Therapies, Inc. (a)		4,299,775
	265,191	Merck & Co., Inc.		15,611,794
	263,176	Paratek Pharmaceuticals, Inc. (a)		4,052,910
	460,808	Pfizer Inc.		14,967,044
	589,768	Repros Therapeutics Inc. (a)		778,494
			(COST $55,506,985)	102,783,112

INDUSTRIALS	CAPITAL GOODS (6.1%)
(10.5%)	189,131	Eaton Corporation PLC		12,688,799
	900,000	General Electric Company		28,440,000
	190,000	United Technologies Corporation		20,827,800
			(COST $48,563,291)	61,956,599
	COMMERCIAL AND PROFESSIONAL SERVICES (4.4%)
	787,800	Republic Services, Inc.	(COST $11,167,520)	44,943,990
			(COST $59,730,811)	106,900,589

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (3.2%)
TECHNOLOGY	185,850	ASML Holding N.V.		20,852,370
(18.2%)	325,500	Intel Corporation		11,805,885
			(COST $10,590,861)	32,658,255
	SOFTWARE AND SERVICES (7.5%)
	23,000	Alphabet Inc. (a)		17,751,860
	580,000	eBay Inc. (a)		17,220,200
	680,686	Microsoft Corporation		42,297,828
			(COST $51,991,043)	77,269,888
	TECHNOLOGY HARDWARE AND EQUIPMENT (7.5%)
	124,000	Apple Inc.		14,361,680
	790,000	Cisco Systems, Inc.		23,873,800
	341,200	QUALCOMM Incorporated		22,246,240
	283,309	Universal Display Corporation (a)		15,950,297
			(COST $42,903,836)	76,432,017
			(COST $105,485,740)	186,360,160

MATERIALS (1.2%)	626,422	Huntsman Corporation	(COST $10,039,342)	11,952,132

MISCELLANEOUS (3.5%)		Other (c)	(COST $34,234,145)	35,693,482

TELECOMMUNICATION	428,352	Vodafone Group plc ADR	(COST $14,468,110)	10,464,639
SERVICES (1.0%)

		TOTAL COMMON STOCKS (105.1%)	(COST $562,483,856)	1,074,124,911

	WARRANTS	WARRANT (a)
TECHNOLOGY	281,409	Applied DNA Sciences, Inc.	(COST $2,814)	140,705
HARDWARE AND
EQUIPMENT (0.0%)

		CALL OPTIONS
	CONTRACTS
(100 SHARES EACH)		COMPANY/EXPIRATION DATE/EXERCISE PRICE
ENERGY (0.3%)	15,000	Cameco Corporation/March 17, 2017/$10		1,425,000
	10,000	Ensco plc/January 20, 2017/$8		1,700,000
			(COST$1,076,017)	3,125,000

TELECOMMUNICATION	2,500	Vodafone Group plc ADR/July 21, 2017/$26	(COST $271,979)	205,000
SERVICES (0.0%)
		TOTAL CALL OPTIONS (0.3%)	(COST $1,347,996)	3,330,000

		PUT OPTIONS		VALUE (NOTE 1a)
	CONTRACTS
	(100 SHARES EACH)	COMPANY/EXPIRATION DATE/EXERCISE PRICE
ENERGY	500		Halliburton Company/February 17, 2017/$50	$45,000
(0.0%)	68		Helix Energy Solutions Group, Inc./March 17, 2017/$11	15,640
			(COST$105,142)	60,640
INFORMATION TECHNOLOGY
SOFTWARE AND SERVICES	1,500		Microsoft Corporation/January 20, 2017/$62.50
(0.0%)			(COST$168,061)	168,000
		TOTAL PUT OPTIONS (0.0%)	(COST $273,203)	228,640

	SHARES		SHORT-TERM SECURITIES AND OTHER ASSETS
	141,106,388		State Street Insitutional Treasury Plus Money Market Fund
			(13.8%) (COST $141,106,388)	141,106,388

TOTAL INVESTMENTS (d) (119.2%)			(COST $705,214,257)	1,218,930,644
Liabilities in excess of receivables and other assets (-0.6%)				(6,278,777)
				1,212,651,867
PREFERRED STOCK (-18.6%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,022,534,692

ADR - American Depository Receipt
(a) Non-income producing security.
(b) Security is held as collateral for options written.
(c) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(d) At December 31, 2016, the cost of investments for Federal income tax purposes was $705,404,791; aggregate gross unrealized appreciation was $531,423,240; aggregate gross unrealized depreciation was $17,897,387; and net unrealized appreciation was $513,525,853.

(see notes to financial statements)

CONTRACTS
CALL OPTIONS	(100 SHARES EACH)	COMPANY/EXPIRATION DATE/EXERCISE PRICE	VALUE (NOTE 1a)
ENERGY	500	Halliburton Company/February 17, 2017/$55	$97,500
	68	Helix Energy Solutions Group, Inc./March 17, 2017/$12	1,700
INFORMATION TECHNOLOGY	1,500	Microsoft Corporation/February 17, 2017/$67.50	58,500
SOFTWARE AND SERVICES		(PREMIUMS RECEIVED $223,189)	157,700

PUT OPTIONS
ENERGY	5,300	Cameco Corporation/March 17, 2017/$7	53,000
	2,000	Ensco plc - Class A/January 20, 2017/$6	10,000

TELECOMMUNICATIONS	2,500	Vodafone Group plc ADR/July 21, 2017/$22	262,500
SERVICES		(PREMIUMS RECEIVED $462,617*)	325,500
		TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $685,806)	$483,200

*The maximum cash outlay if all put options are exercised is $10,410,000.

(see notes to financial statements)

ASSETS	DECEMBER 31, 2016

INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $562,483,856)	$1,074,124,911
Warrant (cost $2,814)	140,705
Purchased options (cost $1,621,199)	3,558,640
Money market fund (cost $141,106,388)	141,106,388
Total investments (cost $705,214,257)	1,218,930,644
RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	4,110,006
Dividends, interest and other receivables	2,040,139
Qualified pension plan asset, net excess funded (note 7)	2,338,732
Prepaid expenses, fixed assets and other assets	597,684
TOTAL ASSETS	1,228,017,205
LIABILITIES

Payable for securities purchased	2,582,135
Outstanding options written, at value (premiums received $685,806)	483,200
Accrued preferred stock dividend not yet declared	219,955
Accrued compensation payable to officers and employees	3,068,000
Accrued supplemental pension plan liability (note 7)	5,508,944
Accrued supplemental thrift plan liability (note 7)	3,127,159
Accrued expenses and other liabilities	375,945
TOTAL LIABILITIES	15,365,338

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 27,221,115 (note 5)	$1,022,534,692

NET ASSET VALUE PER COMMON SHARE	$37.56

NET ASSETS APPLICABLE TO COMMON STOCK

Common Stock, 27,221,115 shares at par value (note 5)	$27,221,115
Additional paid-in capital (note 5)	477,804,582
Over distributed net investment income (note 5)	(1,947,100)
Undistributed realized gain on securities sold	10,380,508
Unallocated distributions on Preferred Stock	(219,955)
Unrealized appreciation on investments, options written and other	513,918,993
Accumulated other comprehensive loss (note 7)	(4,623,451)
NET ASSETS APPLICABLE TO COMMON STOCK	$1,022,534,692

(see notes to financial statements)

YEAR ENDED
INCOME	DECEMBER 31, 2016
Dividends (net of foreign withholding taxes of $637,083)	$21,229,092
Interest	244,635
TOTAL INCOME	21,473,727

EXPENSES

Investment research	6,861,845
Administration and operations	3,673,761
Office space and general	1,730,505
Auditing and legal fees	281,094
Directors’ fees and expenses	256,237
Transfer agent, custodian and registrar fees and expenses	214,696
State and local taxes	168,784
Stockholders’ meeting and reports	114,516
TOTAL EXPENSES	13,301,438
NET INVESTMENT INCOME	8,172,289

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)

Net realized gain on investments:
Securities transactions	90,861,223
Written options transactions (notes 1b and 4)	709,334
91,570,557
Net decrease in unrealized appreciation	(15,321,337)
NET INVESTMENT INCOME, REALIZED GAINS AND DEPRECIATION ON INVESTMENTS	76,249,220
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,109,537

(see notes to financial statements)

	YEAR ENDED DECEMBER 31,
OPERATIONS	2016	2015
Net investment income	$8,172,289	$13,728,242
Net realized gain on investments	91,570,557	34,130,660
Net decrease in unrealized appreciation	(15,321,337)	(76,268,833)
	(84,421,509)	(28,409,931)
Distributions to Preferred Stockholders:
From net investment income	(1,039,878)	(3,344,407)
From net capital gains	(10,272,094)	(7,967,565)
Decrease in net assets from Preferred distributions	(11,311,972)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,109,537	(39,721,903)
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	624,419	538,384
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(8,988,445)	(9,622,112)
From net capital gains	(75,933,325)	(22,923,266)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(84,921,770)	(32,545,378)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends
and distributions	33,686,020	13,532,276
Cost of Common Shares purchased	(67,991,719)	(101,674,879)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(34,305,699)	(88,142,603)
NET DECREASE IN NET ASSETS	(45,493,513)	(159,871,500)
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF YEAR	1,068,028,205	1,227,899,705
END OF YEAR (including over distributed net investment
income of ($1,947,100) and ($92,807), respectively)	$1,022,534,692	$1,068,028,205

(see notes to financial statements)

The table shows per share
operating performance
data, total investment
return, ratios and supple-
mental data for each year
in the five-year period
ended December 31, 2016.
This information has
been derived from infor-
mation contained in the
financial statements and
market price data for the
Company’s shares.

	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$37.74	$39.77	$41.07	$32.68	$29.78
Net investment income	.30	.48	.32	.17	.24
Net gain (loss) on securities - realized
and unrealized	3.10	(.99)	2.39	10.51	5.05
Other comprehensive income (loss)	.02	.02	(.13)	.20	—
	3.42	(.49)	2.58	10.88	5.29
Distributions on Preferred Stock:
Dividends from net investment income	(.04)	(.12)	(.04)	(.04)	(.04)
Distributions from net capital gains	(.38)	(.27)	(.34)	(.35)	(.35)
	(.42)	(.39)	(.38)	(.39)	(.39)
Total from investment operations	3.00	(.88)	2.20	10.49	4.90

Distributions on Common Stock:
Dividends from net investment income	(.33)	(.34)	(.32)	(.18)	(.21)
Distributions from net capital gains	(2.85)	(.81)	(3.18)	(1.92)	(1.79)
	(3.18)	(1.15)	(3.50)	(2.10)	(2.00)

Net asset value, end of year	$37.56	$37.74	$39.77	$41.07	$32.68
Per share market value, end of year	$31.18	$31.94	$35.00	$35.20	$27.82

TOTAL INVESTMENT RETURN - Stockholder
Return, based on market price per share	7.59%	(5.34%)	9.32%	34.24%	19.77$
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of year (000’s omitted)	$1,022,535	$1,068,028	$1,227,900	$1,229,470	$955,418
Ratio of expenses to average net assets
applicable to Common Stock	1.27%	1.17%	1.10%	1.27%	1.67%
Ratio of net income to average net assets
applicable to Common Stock	0.78%	1.17%	0.78%	0.47%	0.74%
Portfolio turnover rate	20.29%	14.41%	14.98%	17.12%	9.56%

PREFERRED STOCK
Liquidation value, end of year
(000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	638%	662%	746%	747%	603%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.77	$26.75	$26.01	$25.30	$25.54

(see notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the
Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards
Codification 946, Financial Services - Investment Companies (“ASC 946"), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make esti-
mates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial state-
ments and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price
(asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange.
The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, condi-
tions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.
Special holdings (restricted securities) and other securities for which quotations are not readily available are val-
ued at fair value determined in good faith pursuant to specific procedures appropriate to each security as estab-
lished by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associ-
ated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the coun-
terparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of
Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as real-
ized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transac-
tion, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parentheti-
cally disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
See Note 4 for written option activity.

c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date.
Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recog-
nized on the accrual basis. Cost of short-term investments represents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denomi-
nated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus
U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses real-
ized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts ac-
tually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)

Foreign security and currency transactions may involve certain considerations and risks not typically associ-
ated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distribu-
tions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accor-
dance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.
f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code appli-
cable to regulated investment companies and to distribute substantially all taxable income to its stockholders.
Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regard-
ing accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the
Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS
Various data inputs are used in determining the value of the Company’s investments. These inputs are summa-
rized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,074,124,911	—	—	$1,074,124,911
Warrants	140,705	—	—	140,705
Purchased options	3,558,640	—	—	3,558,640
Money market fund	141,106,388	—	—	141,106,388
Total	$1,218,930,644	—	—	$1,218,930,644
Liabilities
Options written	($483,200)	—	—	($483,200)

Transfers of Level 3 Securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the year ended December 31, 2016.

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities and options) during 2016 amounted to
$220,131,850 and $380,582,892, on long transactions, respectively.

4. WRITTEN OPTIONS
The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options during the year ended December 31, 2016 were as fol-
lows:

	COVERED CALLS		COLLATERALIZED PUTS
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Options outstanding, December 31, 2015	2,250	1,473,462	2,500	$404,556
Options written	8,068	1,789,719	27,500	1,038,184
Options terminated in closing purchase transaction	(4,500)	(1,672,355)	(19,200)	(823,435)
Options expired	(500)	(129,998)	0	0
Options assigned	(3,250)	(1,237,639)	(1,000)	(156,688)
Options outstanding, December 31, 2016	2,068	223,189	9,800	$462,617

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 27,221,115 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2016.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock,
Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September
24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date,
395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least
200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the
Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic
Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage require-
ments could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a)
adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2016 and 2015 were as follows:

	SHARES		AMOUNT
	2016	2015	2016	2015
Par Value of Shares issued in payment of
dividends and distributions (includes
1,073,658 and 439,217 shares issued
from treasury, respectively)	1,073,658	439,217	$1,073,658	$439,217
Increase in paid-in capital			32,612,362	13,093,059
Total increase			33,686,020	13,532,276
Par Value of Shares purchased (at an average
discount from net asset value of
17.7% and 15.5%, respectively)	(2,149,240)	(3,014,364)	(2,149,240)	(3,014,364)
Decrease in paid-in capital			(65,842,479)	(98,660,515)
Total decrease			(67,991,719)	(101,674,879)
Net decrease	(1,075,582)	(2,575,147)	($34,305,699)	($88,142,603)

At December 31, 2016, the Company held in its treasury 4,759,757 shares of Common Stock with an aggregate cost of $155,663,978.

The tax basis distributions during the year ended December 31, 2016 are as follows: ordinary distributions of
$10,028,323 and net capital gains distributions of $86,205,419. As of December 31, 2016, distributable earnings on a tax basis included $10,571,042 from undistributed net capital gains and $513,728,459 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” difference reflect non-
tax deductible expenses during the year ended December 31, 2016. As a result, additional paid-in capital was decreased by $1,741 and over-distributed net investment income was decreased by $1,741. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2016 to its offi-
cers (identified on page 20) amounted to $6,684,000 of which $2,944,000 was payable as of year end.

7. BENEFIT PLANS
The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are avail-
able to its employees. The aggregate cost of such plans for 2016 was $560,078. The qualified thrift plan acquired 76,611 shares and distributed 35,643 shares of the Company’s Common Stock during the year ended December 31, 2016. It held
617,905 shares of the Company’s Common Stock at December 31, 2016.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pen-
sion plans that cover its employees. The pension plans provide a defined benefit based on years of service and final aver-
age salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are val-
ued based upon their closing market price.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	DECEMBER 31, 2016 (MEASUREMENT DATE)
	QUALIFIED	SUPPLEMENTAL
	PLAN	PLAN	TOTAL
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$16,345,940	$5,605,494	$21,951,434
Service cost	402,507	155,095	557,602
Interest cost	701,608	236,627	938,235
Benefits paid	(847,857)	(320,320)	(1,168,177)
Actuarial (gain)/loss	214,912	(167,952)	46,960
Projected benefit obligation at end of year	16,817,110	5,508,944	22,326,054
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	18,341,451	—	18,341,451
Actual return on plan assets	1,726,829	—	1,726,829
Employer contributions	—	320,320	320,320
Benefits paid	(847,857)	(320,320)	(1,168,177)
Fair value of plan assets at end of year	19,220,423	—	19,220,423
FUNDED STATUS AT END OF YEAR	$2,403,313	($5,508,944)	($3,105,631)
Accumulated benefit obligation at end of year	$15,962,685	$5,208,726	$21,171,411

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:
Discount rate	4.00%	4.00%
Salary scale assumption	4.50% for NHCE* and 2.75% for HCE*
Mortality	RP-2014 Mortality Table scaled back through 2006 /
	MP-2016 Projection Scale
	without collar adjustment

CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset - qualified plan	$1,995,511	$407,802	$2,403,313
LIABILITIES:
Current benefit liability - supplemental plan	($311,579)	$4,034	($307,545)
Noncurrent benefit liability - supplemental plan	(5,293,915)	92,516	(5,201,399)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial (gain)/loss	$5,228,243	($606,615)	$4,621,628
Prior service cost	19,627	(17,804)	1,823
ACCUMULATED OTHER COMPREHENSIVE INCOME	$5,247,870	($624,419)	$4,623,451

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:
Discount rate	4.25%	4.25%
Expected return on plan assets**	7.50%	N/A
Salary scale assumption	4.25%	4.25%
Mortality	RP-2014 Mortality Table scaled back through 2006/
	MP-2015 Projection Scale
	without collar adjustment

*NHCE - Non-Highly Compensated Employee; HCE - Hightly Compensated Employee.

**Determined based upon a discount to the long-term average historical performance of the plan.

7. BENEFIT PLANS - (Continued from previous page.)

	QUALIFIED	SUPPLEMENTAL
	PLAN	PLAN	TOTAL
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$402,507	$155,095	$557,602
Interest cost	701,608	236,627	938,235
Expected return on plan assets	(1,359,683)	—	(1,359,683)
Amortization of:
Prior service cost	17,161	643	17,804
Recognized net actuarial loss	274,828	76,182	351,010
Net periodic benefit cost	$36,421	$468,547	$504,968

PLAN ASSETS
The Company’s qualified pension plan asset allocation by asset class at December 31, 2016, is as follows:
ASSET CATEGORY	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities	$14,883,401	—	—	$14,883,401
Limited partnership interest	—	$2,847,927	—	2,847,927
Money market fund	1,489,095	—	—	1,489,095
Total	$16,372,496	$2,847,927	—	$19,220,423

EXPECTED CASH FLOWS	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL
Expected Company contributions for 2016	—	$307,545	$307,545
Expected benefit payments:
2017	$881,639	$307,545	$1,189,184
2018	906,441	302,594	1,209,035
2019	923,816	296,755	1,220,571
2020	935,619	285,221	1,220,840
2021	942,530	273,537	1,216,067
2022-2026	5,070,408	1,520,358	6,590,766

The estimated amount that will be amortized from accumulated other comprehensive income into net periodic benefit cost in
2017 is $201,184 which is comprised of $200,227 of actuarial loss and $957 of service cost.

8. OPERATING LEASE COMMITMENT
In September 2007, the Company entered into an operating lease agreement for office space which expires in February
2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February
2018 for five years at market rates. Rental expense approximated $1,166,000 for the year ended December 31, 2016.
Minimum rental commitments under the operating lease are approximately $1,183,000 per annum in 2017, and $99,000 in 2018.

TO THE BOARD OF DIRECTORS
AND STOCKHOLDERS OF
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the state-
ments of investments and options written, of General American Investors Company, Inc. (the
“Company”) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These finan-
cial statements and financial highlights are the responsibility of the Company’s management.
Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and per-
form the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included con-
sideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectivness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-
tion of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-
mates made by management, as well as evaluating the overall financial statement presenta-
tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company,
Inc. at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2017

NAME (AGE)	PRINCIPAL OCCUPATION	NAME(AGE)	PRINCIPAL OCCUPATION
EMPLOYEE SINCE	DURING PAST 5 YEARS	EMPLOYEE SINCE	DURING PAST 5 YEARS
Jeffrey W. Priest (54)	President of the Company	Sally A. Lynch, Ph.D. (57)	Vice-President of the
2010	since 2012 and Chief Executive	1997	Company since 2006,
	Officer since 2013		securities analyst
(biotechnology industry)
Andrew V. Vindigni (57)	Senior Vice-President of the
1988	Company since 2006,	Anang K. Majmudar (42)	Vice-President of the
	Vice-President 1995-2006	2012	Company since 2015,
	securities analyst (financial		securities analyst
	services and consumer		(general industries)
non-durables industries)

Eugene S. Stark (58)	Vice-President, Administration	Diane G. Radosti (64)	Treasurer of the Company
2005	of the Company and	1980	since 1990,
	Principal Financial Officer		Principal Accounting
	since 2005, Chief Compliance		Officer since 2003
Officer since 2006
		Linda J. Genid (58)	Corporate Secretary of the
Craig A. Grassi (48)	Vice-President of the Company	1983	Company effective 2016,
1991	since 2013, Assistant Vice-		Assistant Corporate
	President 2005-2012		Secretary 2014-2015,
	securities analyst and		network administrator
information technology

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April.
The address for each officer is the Company’s office. All information is as of December 31, 2016.

SERVICE ORGANIZATIONS

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust Company, LLC
INDEPENDENT AUDITORS	6201 15th Avenue
Ernst & Young LLP	Brooklyn, NY 11219
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 15 and 16.
Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2016 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a
Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamerican-
investors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC. or through the Company by calling us at 1-800-436-8401.
Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 15, 2016, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the
Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NAME(AGE)	PRINCIPAL OCCUPATION
DIRECTORSINCE	DURING PAST 5 YEARS	CURRENT DIRECTORSHIPS AND AFFILIATIONS
INDEPENDENTDIRECTORS
Arthur G. Altschul, Jr. (52)	Founder and Managing Member	Child Mind Institute, Director
1995	Diaz & Altschul Capital	Delta Opportunity Fund, Ltd., Director
	Management, LLC	Neurosciences Research Foundation, Trustee
	(private investment company)	Overbrook Foundation, Director
Chairman
Overbrook Management Corporation
(investment advisory firm)
Co-Founder and Chairman
Kolltan Pharmaceuticals, Inc.
(pharmaceuticals) (until Nov. 2016)

Rodney B. Berens (71)	Founder, Chairman and Senior Investment	Svarog Capital Advisors, Member of Investment Committee
2007	Strategist	The Morgan Library and Museum, Life Trustee, Chairman of
	Berens Capital Management, LLC	Investment Sub-Committee and Member of Finance, Compensation
	(investment advisory firm)	and Nomination Committees
The Woods Hole Oceanographic Institute, Trustee and Member of
Investment Committee

Lewis B. Cullman (98)	Philanthropist	Chess-in-the-Schools, Chairman Emeritus
1961		Metropolitan Museum of Art, Honorary Trustee
Museum of Modern Art, Vice Chairman, International Council and
Honorary Trustee
The New York Botanical Garden, Senior Vice Chairman, Board of
Trustees
The New York Public Library, Trustee

Spencer Davidson (74)	Chairman of the Board	Neurosciences Research Foundation, Trustee
1995	President and Chief Executive
Officer (1995-2012) of Company

John D. Gordan, III (71)	Attorney
1986	Beazley USA Services, Inc.
(insurance)
Senior Counsel (2010-2011)
Partner (1994-2010) (Retired)
Morgan, Lewis & Bockius LLP
(law firm)
Betsy F. Gotbaum (78)	Consultant	Chess-in-the-Schools, Board of Advisors
2010		Community Service Society, Trustee
Coro Leadership, Director
Fisher Center for Alzheimer’s Research Foundation, Trustee
Learning Leaders, Trustee
Visiting Nurse Service of New York, Director

Sidney R. Knafel (86)	Lead Independent Director of Company
1994	Managing Partner
SRK Management Company
(private investment company)

Daniel M. Neidich (67)	Chief Executive Officer	Child Mind Institute, Director
2007	Dune Real Estate Partners LP	Prep for Prep, Director
	(real estate investment firm)	Real Estate Roundtable, Member (formerly Chairman)
Urban Land Institute, Trustee

Henry R. Schirmer (52)	Chief Financial Officer/Executive	Results for Development Institute, Director
2015	Vice-President
Unilever Europe (April 2016)
Chief Financial Officer/Senior
Vice-President Finance
Unilever North America (2012-2016)
Chief Financial Officer/Senior
Vice-President Finance
Unilever Germany/Austria/
Switzerland (2008-2012)
(consumer products)

Raymond S. Troubh (90)	Financial Consultant	Diamond Offshore Drilling, Inc., Director
1989
INTERESTED DIRECTOR
Jeffrey W. Priest (54)	President (2012) and
2013	Chief Executive Officer
(2013) of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2016.

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's  principal  executive and senior  financial  officers.  The code of

ethics    is    available     on     registrant's     Internet     website    at

http://www.generalamericaninvestors.com/governance/codeofethics.php.
Since the code of  ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined  that none of the members of  registrant's audit committee meets the definition of "audit  committee  financial  expert" as the term has been defined by the U.S.  Securities and Exchange  Commission  (the

"Commission").  In addition,  the Board of  Directors  has  determined  that the

members  of  the  audit  committee  have  sufficient   financial  expertise  and

experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  AUDIT FEES  The aggregate  fees paid and  accrued  by the  registrant  for professional services rendered by its independent  auditors,  Ernst & Young LLP,

for the audit of the registrant's annual financial  statements and the review of the registrant's semi-annual financial statements for 2016 and 2015 were $163,000 and $135,500, respectively.

(b) AUDIT RELATED FEES  The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2016 and

2015 were $32,000 and $29,500, respectively.  Such services and related fees for

2016 and 2015 included:  review of  quarterly  employee  security  transactions  and issuance  of report thereon ($30,000 and $27,500,  respectively)  and other audit-related  services ($2,000  and $2,000, respectively).

(c)  TAX  FEES  The  aggregate  fees  paid  or  accrued  by the  registrant  for professional  services  rendered  by  Ernst & Young  LLP for the  review  of the registrant's  federal,  state  and  city  income  tax  returns  and  excise  tax calculations for 2016 and 2015 were $21,000 and $20,300, respectively.

(d)  ALL OTHER FEES  No such fees were billed to the registrant by Ernst & Young

LLP for 2016 or 2015.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the  registrant by Ernst & Young LLP must be pre-approved by the audit committee.
 All  services performed during 2016 and 2015 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g)  The  aggregate  fees  paid  or  accrued  by the  registrant  for  non-audit professional  services  rendered by Ernst & Young LLP to the registrant for 2016 and 2015 were $53,000 and $49,800, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)  The  registrant  has  a  separately-designated   standing  audit  committee

established in accordance  with Section  3(a)(58)(A) of the Securities  Exchange

Act of 1934. The members of the audit committee are: John D. Gordan, III, Chairman,
Arthur G. Altschul, Jr.,Rodney B. Berens, Lewis B. Cullman, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

           PROXY VOTING POLICIES AND PROCEDURES

     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end  investment company. Our research efforts, including the receipt and analysis of proxy  material,  are focused on the securities in the Company's  portfolio,  as well as alternative investment opportunities.  We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation  of the  integrity,  as  well as the  effectiveness  of management personnel.  In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term  interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals  that may have an  impact  on the  rights  or  privileges  of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

     Proposals  relating  to  corporate  governance  matters  are  reviewed on a case-by-case  basis.  When they involve  changes in the state of  incorporation,

mergers or other restructuring,  we would, if necessary,  complete our review of the rationale for the proposal by contacting company  representatives  and, with few  exceptions,  vote  in  favor  of  management's  recommendations.  Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic.  They would be considered in light of our  assessment  of the  capability of current  management,  the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision  circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals  relating to changes to the company's capital structure, including increases and decreases of capital and  issuances  of  preferred  stock;  however,  we would  review  the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.

We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over  reaching on the part of management or having the potential for excessive  dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large.  We have  observed  that most  stockholder  proposals  relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material  provides a well-considered  response  demonstrating an appropriate and responsible  action or position.  Accordingly, we generally support management recommendations on these types of proposals;  however,  we would  consider each proposal on a case-by-case basis.

     We take voting proxies of securities  held in our portfolio very seriously.

As indicated above, it is an integral part of the analytical  process at General

American  Investors.  Each  proposal and any  competing  interests  are reviewed carefully on a case-by-case basis.  Generally, we support and vote in accordance with the  recommendations of management;  however,  the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2016 and the date of this  filing,  Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the  registrant and is
responsible for its day-to-day management.    Mr. Priest has been employed by the
registrant since October, 2010, becoming its President in February 2012, and its
Chief Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts.
For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the
S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the
Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total  investment  return during the twelve months ended October 31.  Additional consideration is given to performance  during the subsequent intervening period and to  market-based compensation  data.  Mr. Priest beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2016	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31	99,407	$31.8964	99,407	1,209,793
08/01-08/31	497,584	33.0550	497,584	712,209
09/01-09/30	224,715	32.3538	224,715	487,494
10/01-10/31	239,833	32.1085	239,833	1,247,661
11/01-11/30	296,750	30.7053	296,750	950,911
12/01-12/31	240,773	31.3581	240,773	710,138

Total for period	1,744,933		1,599,062

Note-	On July 13, 2016 and October 19, 2016. the Board of Directors authorized the repurchase of an additional 1,000,000 shares each of the registrant’s common stock a continuation when the shares are trading at a discount from the underlying net asset value by at least 8%. This represents of the repurchase program which began in March 1995. As of the beginning of the period,
July 1, 2016, there were 309,200 shares available for repurchase under the aforementioned extension of such authorization.
As of the end of the period, December 31, 2016, there were 710,138 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2016	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs

07/01-07/31	0			604,687
08/01-08/31	0			604,687
09/01-09/30	0			604,687
10/01-10/31	0			604,687
11/01-11/30	0			604,687
12/01-12/31	0			604,687

Total for year	0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2016, there were 604,687 shares available for repurchase under such authorization. As of the end of the period,
December 31, 2016, there were 604,687 shares available for repurchase under this program.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which  shareholders may recommmend  nominees to the registrant's  Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2016.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2016, an evaluation was performed  under the  supervision and with  the  participation  of the  officers  of  General  American  Investors

Company,  Inc. (the  "Registrant"),  including the principal  executive  officer

("PEO") and principal  financial officer ("PFO"), to assess the effectiveness of the Registrant's  disclosure controls and procedures.  Based on that evaluation,

the  Registrant's  officers,  including the PEO and PFO,  concluded  that, as of

December 31, 2016, the  Registrant's  disclosure  controls and  procedures  were reasonably  designed  so as to  ensure:  (1)  that  information  required  to be disclosed  by the  Registrant  on  Form  N-CSR  and  on  Form  N-Q is  recorded,

processed,  summarized  and reported  within the time  periods  specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information  relating  to the  Registrant  is made  known  to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's  internal control over  financial  reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940 (17 CFR 270.30a-3(d))  that occurred during the Registrant's last fiscal quarter that has  materially  affected,  or is reasonably  likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's

       Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company

       Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written  solicitations  to  purchase  securities under the Rule 23c-1  under the  Investment Company Act of 1940 during the period covered by the report.

(b)    The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company

       Act of 1940 are attached hereto as Exhibit 99.906 CERT.

                                        SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Date: February 13, 2017

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/Jeffrey W. Priest

            Jeffrey W. Priest

President and Chief Executive Officer

(Principal Executive Officer)

Date: February 13, 2017

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

(Principal Financial Officer)

Date: February 13, 2017